Exhibit 10.15

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) dated as of February 14, 2025 (this “Amendment Date”), is entered into by and between CLOUDASTRUCTURE, INC., a Delaware corporation (“Company”), and STREETERVILLE CAPITAL, LLC, a Utah limited liability company, its successors and/or assigns (“Investor”). Company and Investor may hereinafter be referred to collectively as the “Parties.”

A. Company and Investor have entered into a Securities Purchase Agreement, dated as of November 25, 2024 (as previously amended, the “Agreement”), pursuant to the terms of which, among other things, Investor has agreed to purchase, and Company has agreed to issue and sell, shares of Company’s Series 1 Convertible Preferred Stock, par value $0.0001 (the “Preferred Shares”).

B. Pursuant to Section 12.9 of the Agreement, the Parties desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

2. Pre-Delivery Shares. Section 1.2 of the Agreement is hereby amended and restated in its entirety to read:

1.2Pre-Delivery Share Calculation. Company agrees to deliver 720,000 Pre-Delivery Shares to Investor on January 29, 2025.

3. Miscellaneous.

(a) Except as otherwise provided herein, the Agreement shall remain unchanged and in full force and effect.

(b) From and after the date of this Amendment, any reference in the Agreement to “hereof,” “herein,” “hereunder,” “hereby,” “Transaction Documents” and “this Agreement” shall be deemed a reference to the Agreement as amended by this Amendment; provided, however, that any reference to the date of the Agreement, the use of the phrase “the date hereof” or “the date of this Agreement” shall in all cases be a reference to November 25, 2024 and not the Amendment Date.

(c) The provisions contained in Section 12 of the Agreement are incorporated by reference in this Amendment mutatis mutandis.

(d) The Agreement, as amended hereby, is hereby ratified and confirmed in all respects. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment shall control.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment as of the date set forth above.

INVESTOR:

Streeterville Capital, LLC

By:	/s/ John M. Fife John M. Fife, President

COMPANY:

Cloudastructure, Inc.

By:	/s/ James McCormick James McCormick, Chief Executive Officer

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